Exhibit 10.3

                           SHAREHOLDER ACKNOWLEDGMENT


                  This Shareholder Acknowledgment ("Acknowledgment") is executed as of this 1st day of November, 1997, by Kidd Kamm Equity Partners, L.P.

                  WHEREAS, Kidd Kamm Equity Partners, L.P. ("KKEP"), owns the majority of the issued and outstanding shares of the Renaissance Cosmetics, Inc. (the "Company") common stock (the "KKEP Shares"), and has a vested interest in the success of the Company by virtue of its ownership of the KKEP Shares; and

                  WHEREAS, KKEP believes that it is in the best interests of the Company for Norbert Becker to continue in his position as President and Chief Executive Officer of the Company and as a member of the Board of Directors of the Company; and

                  WHEREAS, in exchange for Norbert Becker signing the Employment Agreement dated as of August 26, 1997 (and approved by the Board on October 22,
1997), KKEP agrees to take the action described below.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KKEP agrees as follows:

                  1. KKEP shall, at each annual or special meeting of the shareholders at which directors of the Company are to be elected which occurs during the term of the Employment Agreement, or in connection with each solicitation of consents thorough which directors of the Company are to be selected which takes place during the term of the Employment Agreement, vote (or give a written consent with respect to) all of the KKEP Shares in favor of the election of Norbert Becker to the Board of Directors of the Company.

                  IN WITNESS WHEREOF, KKEP has executed this Acknowledgment as of the date first above written.

                                            KIDD KAMM EQUITY PARTNERS, L.P.

                                            By:  /s/  Terry Theodore
                                            Name:______________________________
                                            Title:_____________________________